                                                                   Exhibit 10.20

                               OPTION AGREEMENT
                               ----------------

     THIS OPTION AGREEMENT (this "Agreement") is made as of the 4th day of August, 1997, between Lumbermens Mutual Casualty Company, an Illinois insurance corporation ("LMCC"), and The Prime Group, Inc., an Illinois corporation ("PGI").

                                   RECITALS
                                   --------

     A. Kemper Investors Life Insurance Company, an Illinois insurance corporation ("KILICO"), and Federal Kemper Life Assurance Company, an Illinois insurance corporation ("FKLA; KILICO and FKLA are sometimes referred to herein together as "KILICO/FKLA"), and 77 West Wacker Limited Partnership, an Illinois limited partnership ("Borrower"), entered into that certain Subordinate Mortgage Funding Agreement, dated as of March 14, 1991, as amended by that First Amendment to Subordinate Mortgage Funding Agreement, dated as of November 13, 1991, among Borrower and KILICO/FKLA (as amended, the "Subordinate Funding Agreement"), which requires KILICO/FKLA to advance certain amounts to Borrower (the "Subordinate Loan"). Pursuant to the Subordinate Funding Agreement, Borrower has executed and delivered that certain Note dated as of March 14, 1991 in the face amount of Sixty Million Dollars ($60,000,000.00) payable to the order of KILICO/FKLA (the "Subordinate Note"), which Subordinate Note is secured by that certain Subordinate Mortgage, Security Agreement, Assignment of Leases, Rents and Profits, Financing Statement and Fixture Filing, dated as of March 14, 1991, made by Borrower to KILICO/FKLA (the "KILICO/FKLA Subordinate Mortgage").

     B. Pursuant to that certain Participation Agreement, dated as of April 1, 1991, as superseded by that certain Participation Agreement, dated as of November 30, 1994, but effective as of March 14, 1991, between KILICO/FKLA and LMCC (the "Participation Agreement"), LMCC acquired from KILICO/FKLA the "Participating Interest" (as such term is defined in the Participation Agreement) in the Subordinate Loan. The Subordinate Note, the KILICO/FKLA Subordinate Mortgage, and the other documents identified in the Participation Agreement as the "Loan Documents" are defined herein collectively as the "Subordinate Loan Documents".

     C. Subject to the terms and conditions set forth in this Agreement, LMCC has agreed to grant to PGI an option to purchase from LMCC the Participating Interest and all other rights, title and interests which LMCC may have in the Subordinate Loan Documents and/or the Subordinate Loan, and any and all claims that LMCC may have under or with respect to the Subordinate Loan Documents and/or the Subordinate Loan (but excluding any and all claims that LMCC may have in connection with interest rate protection provided to

Borrower by KILICO/FKLA for the first mortgage loan made to Borrower by Bank of Montreal and other lenders and excluding any and all rights and remedies to the extent necessary to enforce or otherwise pursue such claims (such claims, rights and remedies are referred to herein as the "Retained Swap Rights")) (the Participating Interest and such other rights, title, interests and claims to be transferred pursuant hereto are referred to herein collectively as the "LMCC 77 Subordinate Loan Interests").

     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.  Grant of Option.

          (a) LMCC hereby grants to PGI (without recourse, representations or warranties of any kind except as provided in Section 4 hereof) an option (the "Option") to acquire or to have a Prime Affiliate (as defined below) acquire the LMCC 77 Subordinate Loan Interests for the sum of (i) Three Million Two Hundred Fifty Thousand and no/100 Dollars ($3,250,000.00) plus
     (ii) any and all amounts paid by LMCC pursuant to Section 8 of the Participation Agreement from and after the date hereof through the date of the Closing (the "Purchase Price"), which amount, as reduced by the amount of the Option Payments (defined below) made prior to the date of the Closing (defined below), shall be payable on the date of the Closing by cashier's or certified check or, at LMCC's election, by wire transfer of immediately available funds, upon and subject to the terms and conditions stated herein.

          (b) If PGI desires to exercise the Option, PGI must exercise the Option by delivery of written notice (the "Option Notice") to LMCC, delivered in accordance with the notice provisions of this Agreement, stating that PGI is exercising the Option. The Option Notice must state the business day on which PGI has elected to close the acquisition of the LMCC 77 Subordinate Loan Interests (the "Closing"), which date must be a date occurring on or prior to December 31, 1997, and which date must be not less than five (5) business days after the date of the Option Notice and not more than ten (10) business days after the date of LMCC's actual receipt of the Option Notice.

          (c) The transfer of the LMCC 77 Subordinate Loan Interests at the Closing shall be accomplished by a General Assignment and Assumption in the form attached hereto as Exhibit A.

          (d) The obligation of LMCC to transfer the LMCC 77 Subordinate Loan Interests to PGI, or to the Prime Affiliate designated by PGI, is subject to the satisfaction (or waiver by LMCC) of the following conditions:

               (i) PGI must have obtained, on or prior to the Closing, any and all required consents to such transfer from KILICO/FKLA and all other third parties;

               (ii) The Assignment and Assumption shall have been executed by and delivered by PGI;

               (iii) LMCC shall have received from Borrower a release of any and all liabilities arising from or in connection with the Participation Agreement or any of the Subordinate Loan Documents in form reasonably acceptable to LMCC;

               (iv) PGI shall have given the notice as provided in Section 1(b) hereof on or before December 19, 1997, and shall have paid to LMCC all amounts due to LMCC under this Option Agreement; and

               (v)   PGI shall have delivered the confirmation described in
          Section 1(e).

          (e) At the Closing, PGI shall confirm the continuing truth and accuracy of the warranties and representations made by PGI in this Agreement by executing and delivering to LMCC the Confirmation of Warranties and Representations in a form substantially similar to the form attached to this Agreement as Exhibit B.

          (f) At the Closing, LMCC shall confirm the continuing truth and accuracy of the warranties and representations made by LMCC in this Agreement by executing and delivering to PGI the Confirmation of Warranties and Representations in a form substantially similar to the form attached to this Agreement as Exhibit C.

          (g) Assumption by PGI. As of the Closing, PGI hereby assumes and agrees to perform each and every term, covenant, obligation and condition required to be observed or performed by LMCC under the Participation Agreement or the Subordinate Funding Agreement or otherwise relating to the Subordinate Loan.

     2. Option Payments. In consideration for the granting of the Option provided herein, PGI shall pay to LMCC the sum of One Hundred Thousand and no/100 Dollars ($100,000.00) on or before the fifth (5th) business day following the execution of this Agreement by both parties hereto, and an additional One Hundred Thousand and no/100 Dollars on or before October 1, 1997. (All payments made pursuant to this Section 2 are referred to as the "Option

Payments".) At the Closing, all Option Payments made by PGI to LMCC shall be credited against, and shall reduce, the Purchase Price payable at the Closing. In the event PGI fails to make any Option Payment in accordance with this
Section 2, LMCC shall have the right to terminate this Agreement. The Option Payments shall be non-refundable unless the Closing hereunder does not occur as a result of a material breach by LMCC of its representations and warranties hereunder or as a result of a default by LMCC of its obligations hereunder.

     3.   Independent Credit Decision and Assumption of Credit Risk.

          (a) PGI (i) acknowledges that, based in part on LMCC's representations set forth in Section 4(c) hereof, it has received a copy of the Participation Agreement and the Subordinate Loan Documents and the schedules and exhibits thereto, and such other documents and information as it has deemed appropriate in order to make its own credit and legal analysis and decision whether to enter into this Agreement or exercise the Option; and (ii) agrees that it will, independently and without reliance upon LMCC and based on such documents and information as it shall deem appropriate at the time continue to make its own credit and legal decisions in taking or not taking action under this Agreement.

          (b)  PGI agrees as follows:

               (i) From and after the Closing, PGI assumes all risk of loss in connection with the Participating Interest, as if PGI has entered the Participation Agreement directly;

               (ii) LMCC has made no representations, express or implied, to PGI with respect to (i) the existing or future solvency or financial worth of Borrower, (ii) payment or collectability of the Loan (as defined in the Participating Agreement), (iii) the due execution, legality, validity, enforceability, genuineness, sufficiency or value of any of the Loan Documents (as defined in the Participation Agreement), or collateral covered thereby, or any other instrument or document furnished pursuant hereto or thereto, or (iv) the validity, effectiveness, value or adequacy of the liens created by the Loan Documents (as defined in the Participation Agreement).

     4.   Representations and Warranties of LMCC.

          (a) LMCC hereby represents and warrants to PGI that: (i) the execution, delivery and performance of this Agreement by LMCC has been duly and validly authorized by all necessary corporate action of LMCC; (ii) this Agreement has been duly executed and delivered by an officer or authorized representative or agent of LMCC;
     (iii) LMCC has not engaged or retained any broker or agent in connection with the transactions contemplated by this Agreement; and (iv) assuming due authorization, execution and delivery of this Agreement by PGI, this Agreement constitutes a legal, valid and binding obligation of LMCC, enforceable against LMCC in accordance with the terms hereof (subject to laws affecting the exercise of creditors' rights and subject to principles affecting the exercise of equitable remedies).

          (b) LMCC hereby warrants and represents to PGI that LMCC is the legal and beneficial owner of the Participating Interest and that the LMCC Subordinate Loan Interests are free and clear of all claims, liens, charges, security interests and encumbrances, subject to the terms of the Participation Agreement and the Subordinate Loan Documents.

          (c) Attached hereto as Exhibit D is a true, complete and correct copy of the Participation Agreement, and the Participation Agreement has not been amended or modified.

          (d) Neither LMCC, nor any affiliate of LMCC, owns any debt or equity interest in Borrower or in the property or building located at 77 West Wacker Drive, Chicago, Illinois, other than the LMCC 77 Subordinate Loan Interests.

          (e) LMCC makes no representation or warranty in connection with, and assumes no responsibility with respect to, the solvency, financial condition or statements of Borrower, or the performance or observance by the Borrower, of any of its obligations under the Subordinate Funding Agreement and the Subordinate Loan Documents or any other instrument or document furnishing in connection therewith.

     5. Representations and Warranties of PGI. PGI hereby represents and warrants to LMCC that: (a) the execution, delivery and performance of this Agreement by PGI has been duly and validly authorized by all necessary corporate action of PGI; (b) this Agreement has been duly executed and delivered by an officer or authorized representative or agent of PGI; (c) PGI has not engaged or retained any broker or agent in connection with the transactions contemplated by this Agreement; and (d) assuming due authorization, execution and delivery of this Agreement by LMCC, this Agreement constitutes a legal, valid and binding obligation of PGI enforceable against PGI in accordance with the terms hereof (subject to laws affecting the exercise of creditors' rights and subject to principles affecting the exercise of equitable remedies).

     6. Indemnity. Each party hereto agrees to indemnify, defend, protect and hold harmless the other party hereto and such other party's officers, directors, shareholders, and employees and the successors and assignors of any of them (collectively referred to as the "Indemnitees") from and against (a) any and all claims, suits, charges, losses, liabilities, costs, damages and expenses incurred by or asserted against any Indemnitiee as a result of a breach of any warranty or representation made in this Agreement by such party to such Indemnitee; and (b) all costs and expenses (including court costs and reasonable attorneys' fees) which any Indemnitee may be required to pay in connection with any matter which is the subject of the indemnity contained in this Section 5.

     7.  Continuing Obligations.

          (a) Until the Closing, nothing in this Agreement shall, in any way, reduce, diminish, alter or otherwise effect LMCC's obligations under the Participation Agreement or otherwise relating to the Subordinate Loan, and LMCC shall perform and satisfy all such obligations.

          (b) After the Closing, PGI shall exercise, and shall cause its successors and assigns to exercise, all rights and remedies, if any, available to them relating to the Retained Swap Rights and resulting from the transfer hereunder and shall otherwise take action to allow LMCC to pursue the Retained Swap Rights, all as reasonably directed by LMCC; provided, however, that LMCC advances, and indemnifies such party from and against, all costs and expenses incurred in connection therewith.

     8. Notices. Any notice required or permitted under this Agreement shall be in writing and shall be given by: (a) personal service; (b) Federal Express, Airborne Express or DHL; or (c) U.S. certified mail, return receipt requested, with postage prepaid, and shall be deemed effective in the case of either (a) or
(b) above, upon receipt of delivery or upon refusal to accept delivery; and in the case of (c) above, three (3) business days after mailing. Any such notice shall be delivered to the parties to this Agreement at the following addresses or any such other addresses as any party may from time to time give the other party in writing:

          If to LMCC, to:

          Lumbermens Mutual Casualty Company
          One Kemper Drive
          Long Grove, Illinois 60049-0001
          Attention: Chief Financial Officer
          with a copy to:

          Lumbermens Mutual Casualty Company
          One Kemper Drive
          Long Grove, Illinois 60049-0001
          Attention: General Counsel

          If to PGI, to:

          The Prime Group, Inc.
          77 West Wacker Drive
          Suite 3900
          Chicago, Illinois 60601
          Attention:  Michael W. Reschke

          with a copy to:

          The Prime Group, Inc.
          77 West Wacker Drive
          Suite 3900
          Chicago, Illinois 60601
          Attention:  Robert J. Rudnik, Esq.

     9.  Miscellaneous.

          (a) All agreements, covenants, representations, warranties and other provisions of this Agreement shall survive the Closing; provided, however, that the representations and warranties set forth in this Agreement shall survive the Closing for only one (1) year.

          (b) This Agreement shall be governed by the laws of the State of Illinois, without reference to its conflicts of law or choice of law rules.

          (c) The terms and provisions of this Agreement shall be binding on the successors and assigns of the parties hereto. PGI shall have the right to assign its rights and interests in, to and under this Agreement to any person or entity (a "Prime Affiliate") in which PGI or any affiliate of PGI has an economic or ownership interest, subject to the receipt of any and all consents to such assignment from third parties.

          (d) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. It shall not be necessary that any single counterpart of this Agreement be executed by all of the parties hereto, so long as each such parties shall have executed the same or any other separate counterpart hereof.

          (e) As used herein, (i) the term "person" shall mean an individual, a corporation, a partnership, a joint venture, a limited liability company, an unincorporated organization, or a governmental body; (ii) the term "including" shall mean including, without limiting the generality of the foregoing; and (iii) the singular shall include the plural, and vice versa.

          (f) If any provision of this Agreement should be found to be invalid, void, or unenforceable, then it is the interest of the parties hereto that the remainder of this Agreement be enforced to the fullest extent possible in accordance with applicable law and the interests of the parties.

          (g) As used herein, the term "business day" shall mean any day other than Saturday, Sunday and any other day on which banks in Chicago, Illinois are authorized to close.

          (h) LMCC and PGI shall each pay their own attorney's fees and expenses and other costs and expenses which have been or may be incurred in connection with the preparation and negotiation of this Agreement and the closing of the transactions contemplated by this Agreement.

          (i) Each party to this Agreement will execute and deliver such other documents and instruments as may be reasonably requested by the other party to cause, effect, accomplish or evidence any of the transactions contemplated by this Agreement.

          (j) LMCC AND PGI EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, ANY RELATED DOCUMENTS AND AGREEMENTS OR ANY COURSE OF CONDUCT, COURSE OF DEALING OR STATEMENTS (WHETHER ORAL OR WRITTEN) WITH RESPECT TO THIS AGREEMENT.

                           [Signature page follows]

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.

                                        LUMBERMENS MUTUAL CASUALTY COMPANY,
                                        an Illinois insurance corporation

                                        By: /s/ xxxxxxxxxx
                                            -------------------------------
                                            Its: Executive Vice President
                                                 --------------------------

                                        By: /s/ xxxxxxxxxx
                                            -------------------------------
                                            Its: Cash Management Officer
                                                 --------------------------

                                        THE PRIME GROUP, INC., an Illinois
                                        corporation

                                        By: /s/ Michael W. Reschke
                                            -------------------------------
                                            Its: President
                                                 --------------------------

                                   EXHIBIT A
                                   ---------

                           ASSIGNMENT AND ASSUMPTION
                           -------------------------

     KNOW ALL PEOPLE BY THESE PRESENTS, that Lumbermens Mutual Casualty Company, an Illinois insurance corporation (collectively, "Assignor"), One Kemper Drive, Long Grove, Illinois 60049-0001, in consideration of Ten and no/100 Dollars ($10.00) in lawful money of the United States, and for other good and valuable consideration, the receipt of which is hereby acknowledged, by these presents does sell, assign, transfer and set over, unto _____________, a(n) _____________ ________ ("Assignee"), and its successors and assigns, to their own proper use and benefit, any and all rights, title and interests that Assignor may have in and to each of the documents listed on Exhibit A attached hereto and by this reference incorporated herein (the "Documents"), except the Retained Swap Rights (as defined in the Option Agreement, defined below), without recourse, representation and warranty of any kind, except as provided in that certain Option Agreement, dated as of ___________________, 1997 (the "Option Agreement"), by and between Assignor and The Prime Group, Inc., an Illinois corporation. Assignee hereby accepts and agrees to perform all of the terms, covenants and conditions of the Documents to be performed by Assignor and agrees that, the Assignee will be bound by the terms of the Documents from and after the Closing (as defined in the Option Agreement) as fully and to the same extent as if the Assignee were the Participant (as defined in the Participation Agreement, defined below) originally holding such interest in the Participation Agreement (as defined in the Option Agreement). The Documents relate to the real property described on Exhibit B attached hereto and made a part hereof.

     Assignor does hereby give to Assignee, its successors and assigns, the full power and authority for Assignee's own use and benefit, but at Assignee's sole cost, to take all legal measures, which may be proper or necessary for the complete recovery of the assigned property and in its name or otherwise to prosecute and withdraw any suits or proceedings at law or in equity therefor.

                           [signature page follows]

                                 EXHIBIT A - 1

     IN WITNESS WHEREOF, Assignor and Assignee have caused this General Assignment to be executed this _____ day of ____________, 1997.


                                        ASSIGNOR
                                        --------

                                        LUMBERMENS MUTUAL CASUALTY COMPANY,
                                        an Illinois insurance corporation

                                        By:  ______________________________
                                        Name: _____________________________
                                        Its: ______________________________



                                        ASSIGNEE
                                        --------

                                        ___________________________________


                                        By:  ______________________________
                                        Name: _____________________________
                                        Its: ______________________________


                                 EXHIBIT A - 2

STATE OF ________    )
                     )    SS.
COUNTY OF _______    )


     I, _______________, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY, that ____________________, personally known to me to be the __________ of Lumbermens Mutual Casualty Company, an Illinois insurance corporation, whose name is subscribed to the within instrument, appeared before me this day in person and acknowledged that as such officer, he/she signed and delivered the said instrument as his/her free and voluntary act and as the free and voluntary act and deed of said corporation, for the uses and purposes therein set forth.

     GIVEN under my hand and Notarial Seal, this __ day of _________, 1997.


                                        ----------------------------------------
                                                      Notary Public

My Commission Expires:

-----------------------


STATE OF ________    )
                     )    SS.
COUNTY OF _______    )

     I, ____________________, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY, that ______________________, personally known to me to be the _____ of _______________________, a(n) ______________,
whose name is subscribed to the within instrument, appeared before me this day in person and acknowledged that as such officer, he/she signed and delivered the said instrument as his/her free and voluntary act and as the free and voluntary act and deed of said corporation, for the uses and purposes therein set forth.

     GIVEN under my hand and Notarial Seal, this __ day of _________, 1997.


                                        ----------------------------------------
                                                      Notary Public

My Commission Expires:

-----------------------

                                 EXHIBIT A - 3

                                   EXHIBIT A

     The following terms are used with the following meanings in this Exhibit A.

Administrative Agent:   Bank of Montreal, Chicago Branch, acting in the manner
                        and to the extent described in Article 12 of the Building Loan Agreement dated March 14, 1991 by and between Borrower, the Co-Agents (as defined therein) and the Administrative Agent.

Borrower:               77 West Wacker Limited Partnership, an Illinois limited
                        partnership

Prime:                  The Prime Group, Inc., an Illinois corporation

KILICO/FKLA:            Kemper Investors Life Insurance Company, an Illinois
                        insurance corporation and Federal Kemper Life Assurance
                        Company, an Illinois insurance corporation

KILICO Realty:          KILICO Realty Corporation, an Illinois corporation

                               LIST OF DOCUMENTS
                               -----------------

1. Subordinate Mortgage Funding Agreement dated March 14, 1991 by and among KILICO/FKLA and Borrower.

2. Subordination Agreement dated March 14, 1991 by and between KILICO/FKLA and the Administrative Agent, with Acknowledgment and Consent executed by the Borrower, Recorded as Documents No. 91125471.

3. Note dated March 7, 1991 for up to $60,000,000.00 made by Borrower to KILICO/FKLA.

4. Subordinate Mortgage, Security Agreement, Assignment and Leases, Rents and Profits, Financing Statement and Fixture Filing dated March 14, 1991 made by Borrower to KILICO/FKLA, Recorded with the Cook County, Illinois Recorder's Office as Documents No. 91125469.


                                 EXHIBIT A - 4

5. Environmental Indemnity Agreement dated March 14, 1991 among Prime and KILICO/FKLA -- Subordinate Mortgage.

6. Subordinate Assignment of Takeover Subleases dated March 14, 1991 made by Borrower to and for the benefit of KILICO/FKLA.

7. Chicago Title Insurance Company Loan Title Insurance Policy No. 72-85-482-3 dated April 1, 1991 in the amount of $60,000,000.00 issued to KILICO/FKLA.

8. Reimbursement Agreement dated March 14, 1991 by and between KILICO Realty and Borrower.

9. All other documents included in the definition of "Subordinate Loan Documents" in the Option Agreement.

                           [Subject to Confirmation]


                                 EXHIBIT A - 5

                                   EXHIBIT B
                                   ---------

             CONFIRMATION OF WARRANTIES AND REPRESENTATIONS (PGI)
             ----------------------------------------------------


     Reference is hereby made to that certain Option Agreement dated as of __________________, 1997, by and between Lumbermens Mutual Casualty Company, an Illinois insurance corporation ("LMCC"), and The Prime Group, Inc., an Illinois corporation (the "Agreement").

     The Prime Group, Inc., an Illinois corporation ("PGI"), hereby certifies, represents and warrants to LMCC that, except as otherwise set forth on Exhibit A attached hereto and made a part hereof, all warranties and representations made by PGI in the Agreement are true and correct on and as of the date set forth below.

     This Confirmation of Warranties has been executed and delivered pursuant to the terms and provisions of the Agreement. All defined terms contained in the Agreement are used in this Confirmation of Warranties with the same meaning that such terms have in the Agreement.

     IN WITNESS WHEREOF, the undersigned has executed this Confirmation of Warranties as of this ___ day of ___________, 1997.

                                       THE PRIME GROUP, INC.


                                       By:  ______________________________
                                       Its: ______________________________

                                 EXHIBIT B - 1

                                   EXHIBIT C
                                   ---------

             CONFIRMATION OF WARRANTIES AND REPRESENTATIONS (LMCC)
             -----------------------------------------------------


     Reference is hereby made to that certain Option Agreement dated as of __________________, 1997, by and between Lumbermens Mutual Casualty Company, an Illinois insurance corporation ("LMCC") and The Prime Group, Inc., an Illinois corporation (the "Agreement").

     LMCC hereby certifies, represents and warrants to ___________________, a(n) _______________ ("_________") that, except as otherwise set forth on Exhibit A attached hereto and made a part hereof, all warranties and representations made by LMCC in the Agreement are true and correct on and as of the date set forth below.

     This Confirmation of Warranties has been executed and delivered pursuant to the terms and provisions of the Agreement. All defined terms contained in the Agreement are used in this Confirmation of Warranties with the same meaning that such terms have in the Agreement.

     IN WITNESS WHEREOF, the undersigned has executed this Confirmation of Warranties as of this ___ day of ___________, 199_.

                                       LUMBERMENS MUTUAL CASUALTY COMPANY


                                       By:  ______________________________
                                       Its: ______________________________

                                 EXHIBIT C - 1